Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Jason A. Schwarz, President of Wilshire Variable Insurance Trust (the “Registrant”), certify, to the best of my knowledge, that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 7, 2016	/s/ Jason A. Schwarz
Jason A. Schwarz, President (Principal Executive Officer)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Michael Wauters, Treasurer of Wilshire Variable Insurance Trust (the “Registrant”), certify, to the best of my knowledge, that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 7, 2016	/s/ Michael Wauters
Michael Wauters, Treasurer (Principal Financial Officer)